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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15 (d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

                          Date of Report: May 30, 2001
                        Commission File Number 333-60247


                      COYNE INTERNATIONAL ENTERPRISES CORP.
                     BLUE RIDGE TEXTILE MANUFACTURING, INC.
                            OHIO GARMENT RENTAL, INC.

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      (Exact name of Registrants as specified in their respective charters)



          New York                                          16-6040758
           Georgia                                          58-2018333
            Ohio                                            34-1261376

---------------------------------------------  ---------------------------------
(State or Other Jurisdiction of Incorporation  (IRS Employer Identification No.)
             or Organization)


140 Cortland Avenue, Syracuse, New York                       13221
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(Address of Principal Executive Offices)                    (Zip Code)


       Registrant's Telephone Number, Including Area Code: (315) 475-1626
                                                           --------------
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Item 4.   Change in Registrant's Certifying Accountant

     (b)  New independent accountants

          The Company appointed Dannible & McKee, LLP as its new independent accountants as of May 25, 2001.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           COYNE INTERNATIONAL ENTERPRISES CORP.

Date: May 30, 2001                         By: /S/ Stephen M. Owen
                                              -----------------------------
                                              Stephen M. Owen
                                              VP of Finance




                                           By: /S/ Thomas C. Crowley
                                              -----------------------------
                                              Thomas C. Crowley
                                              Chief Operating Officer